As filed with the Securities and Exchange Commission on April 1, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 30, 2003


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-5706                   58-0971455
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


505 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK                    10022
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:            (212) 527-3800
                                                              ----------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 31, 2003 Metromedia International Group, Inc. (the "Company") announced that it reached a non-binding agreement in principle with Adamant Advisory Services Inc. regarding the sale of certain assets. The Company also announced the inability to file its 2002 annual report on Form 10-K, a delay in the payment of interest on certain debt of the Company and that it had not declared a preferred dividend for first quarter of 2003.

         The press release announcing these matters is attached as Exhibit 99.1 and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release of Metromedia International Group, Inc., dated March 31, 2003.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METROMEDIA INTERNATIONAL GROUP, INC.


                                      By: /s/ Harold F. Pyles
                                          ---------------------------------
                                          Name:  Harold F. Pyles
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer


Date: March 31, 2003


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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                                  DESCRIPTION
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 99.1           Press Release of Metromedia International Group, Inc. dated
                March 31, 2003.